                                                                    EXHIBIT 4.01

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COMMON STOCK                                                       COMMON STOCK

   NUMBER                                                             SHARES
                              ISONICS CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                                 SEE REVERSE FOR
                                                                 CERTAIN LEGENDS

                                                              CUSIP 464895 10 1


     THIS CERTIFIES THAT




     IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE,
OF


     _____________________________       _____________________________
 _____________________________ ISONICS CORPORATION ____________________________
     _____________________________       _____________________________

     (herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate, properly endorsed or assigned for transfer. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated:

       ---------------------                        ---------------------
           Secretary          [SEAL APPEARS HERE]         President


     COUNTERSIGNED AND REGISTERED:
               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                         (New York, NY)         TRANSFER AGENT
                                                AND REGISTAR

     BY

                                            AUTHORIZED OFFICER

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                              ISONICS CORPORATION

________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM- as tenants in common   UNIF GIFT MIN ACT- __ ____________ .______  Custodian___________ ____
       TENANT- as tenants by the entireties,                  (CUST)                          (MINOR)
         JT TEN - as joint tenants with                         under Uniform Gifts to Minors
                  right of survivorship and
                  not as tenants in common                      Act _______________. ____________ _______
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby shall assign and transfer units
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by this within Certificate and do hereby irrevocably constitute and appoint___________________________________________

_____________________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated._________________________

                                 X_____________________________________________

                                 X_____________________________________________
                                 NOTICE: THIS SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


               SIGNATURE GUARANTEED:____________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION [BANKS,
                                    STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM], PURSUANT TO S.E.C. RULE 17d-15.